UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2016

VEREIT, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100
Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(800) 606-3610
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 4, 2016, VEREIT, Inc., a Maryland corporation (the “Company”), held its 2016 annual meeting of stockholders (the “Annual Meeting”). As of March 9, 2016, the record date for the Annual Meeting, there were 904,788,479 common shares of the Company issued and outstanding and entitled to vote at the Annual Meeting.

Proposal 1 considered at the Annual Meeting was the election of seven directors for a one-year term to serve until the 2017 annual meeting of stockholders and until their respective successors are duly elected and qualified. Pursuant to the Company’s bylaws, director nominees in uncontested elections must receive more votes cast in favor of their election than against their election in order to be elected. Each of proposals 2 and 3, described below, also required the affirmative vote of a majority of the votes cast on each such proposal in order to pass.

The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal No. 1 — Election of Seven Directors to Serve Until the 2017 Annual Meeting and Until Their Respective Successors are Duly Elected and Qualified

All of the director nominees as listed in the proxy statement were elected as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glenn J. Rufrano	627,896,229	6,557,012	1,551,629	156,543,301
Hugh R. Frater	627,769,602	6,598,416	1,636,852	156,543,301
Bruce D. Frank	617,256,192	17,114,510	1,634,168	156,543,301
David B. Henry	628,565,019	5,725,776	1,714,075	156,543,301
Mark S. Ordan	618,521,949	15,843,586	1,639,335	156,543,301
Eugene A. Pinover	628,896,397	5,430,939	1,677,534	156,543,301
Julie G. Richardson	617,598,052	16,985,413	1,421,405	156,543,301

Proposal No. 2 — Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 as follows:

Votes For	Votes Against	Abstentions
786,095,304	1,370,396	5,082,471

Proposal No. 3 — Consideration of a Non-Binding Advisory Resolution Approving the Named Executive Officers’ Compensation as Described in the Company’s Proxy Statement

The Company’s stockholders of record approved the compensation described for the Company’s named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
602,101,200	29,816,045	4,087,625	156,543,301

No other proposals were submitted to a vote of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

	By:	/s/ Lauren Goldberg
	Name:	Lauren Goldberg
	Title:	Executive Vice President, General Counsel and Secretary
Date: May 5, 2016

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